Supplement
dated December 1, 2022
to the
Statement of Additional Information
dated March 30, 2022
for
NXG NextGen Infrastructure Fund
(formerly, Cushing® NextGen Infrastructure Fund)
and
NXG Global Clean Equity Fund
(formerly, Global Clean Equity Fund)

each a series of Cushing Mutual Funds Trust (the “Trust”)

This supplement provides new and additional information that should be read in conjunction with the Statement of Additional Information listed above. Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Statement of Additional Information.

Effective November 30, 2022, John H. Alban retired from the Investment Adviser. In connection therewith, Mark Rhodes, Chief Executive Officer of the Investment Adviser, was appointed as Chief Executive Officer and President of the Trust.

The following replaces the information under the heading “Management of the Funds—Executive Officers” in the Statement of Additional Information.

Executive Officers

Name and Year of Birth	Position	Principal Occupation During the Past Five Years
Mark Rhodes (1958)	Chief Executive Officer and President
Chief Executive Officer of the Investment Adviser (2022-present). Previously, Principal of Focal Point Consulting Practice (2020-2022); Managing Director of Bank of America Merrill Lynch (2015-2021); Regional Managing Director of J.P. Morgan (2008-2015).

Blake Nelson (1986)	Chief Financial Officer and Treasurer	Chief Financial Officer (2021-present) and Controller (2013-2021) of the Investment Adviser. Previously, fund accountant at JD Clark & Company (2011-2013).
Mathew J. Calabro (1966)	Chief Compliance Officer
Chief Compliance Officer of the Investment Adviser and
funds in the Fund Complex (2021-present); Executive Director of Compliance Services (2022-present) and Director of Institutional Manager Services (2016-2022) at Ascendant Compliance Management, LLC (a subsidiary of Confluence Technologies) (2016-2022).

Please retain this supplement for future reference.